SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 24, 1998


                       THE BANK OF NEW YORK COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)

             New York                    1-652                 13-2614959
(State or Other Jurisdiction          (Commission             (IRS Employer
       of Incorporation)              File Number)          Identification No.)

48 Wall Street, New York, New York                                    10286
(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (212) 495-1784


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ITEM 5.    OTHER EVENTS.

         On March 24, 1998, BNY Capital III, a statutory business trust formed under the laws of the State of Delaware (the "Trust") issued 12,000,000 of its 7.05% Preferred Securities, Series D (Liquidation Amount $25 per Preferred Security) (the "Preferred Securities"), which represent beneficial interests in the Trust, in a public offering registered under the Securities Act of 1933, as amended (Registration Statement Nos. 333-40837 and 333-40837-01 through 03). The sole asset of the Trust is $309,278,350 in aggregate principal amount of the 7.05% Junior Subordinated Deferrable Interest Debentures, Series D, of the Registrant. In addition, the Registrant has guaranteed the obligations of the Trust under the Preferred Securities.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The following exhibits are filed herewith:

Exhibit
Number      Description
-------     -----------

1 Pricing Agreement, dated March 12, 1998, among The Bank of New York Company, Inc., BNY Capital III and Morgan Stanley & Co. Incorporated, as representative of the several Underwriters named in Schedule I thereto, incorporating the Underwriting Agreement Standard Provisions
            (December 1997).

4.1 Junior Subordinated Indenture, dated as of December 25, 1996, between The Bank of New York Company, Inc. and The First National Bank of Chicago, as Trustee (incorporated herein by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K, dated June 5, 1997 and filed on June 16, 1997).

4.2 Specimen of the 7.05% Junior Subordinated Deferrable Interest Debentures, Series D, of The Bank of New York Company, Inc.

4.3 Amended and Restated Trust Agreement, dated as of March 24, 1998, among The Bank of New York Company, Inc., as Depositor, The First National Bank of Chicago, as Property Trustee, First Chicago Delaware Inc., as Delaware Trustee, and the
            Administrative Trustees named therein.

4.4         Specimens of the 7.05% Preferred Securities, Series D, of BNY
            Capital III.


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4.5         Guarantee Agreement, dated as of March 24, 1998, by and
            between The Bank of New York Company, Inc., as Guarantor, and The First National Bank of Chicago, as Guarantee Trustee.

4.6 Agreement as to Expenses and Liabilities, dated as of March 24, 1998, between The Bank of New York Company, Inc., as the holder of the Common Securities of BNY Capital III, and BNY Capital III.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE BANK OF NEW YORK COMPANY, INC.


Date: March 30, 1998                By: /s/ Robert E. Keilman
                                        ---------------------
                                         Robert E. Keilman
                                         Comptroller


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                                  EXHIBIT INDEX


Exhibit No.   Description                                           Method of Filing
-----------   -----------                                           ----------------

1             Pricing Agreement, dated March 12, 1998,              Filed herewith
              among The Bank of New York Company, Inc.,
              BNY Capital III and Morgan Stanley & Co.
              Incorporated, as Representative of the Several
              Underwriters named in Schedule I thereto,
              incorporating the Underwriting Agreement Standard
              Provisions (December 1997).

4.1           Junior Subordinated Indenture, dated as of            Incorporated herein
              December 25, 1996, between The Bank of New            by reference to
              York Company, Inc. and The First National             Exhibit 4.1 to the
              Bank of Chicago, as Trustee.                          Registrant's current
                                                                    report on Form 8-K,
                                                                    dated June 5, 1997
                                                                    and filed on June 16,
                                                                    1997

4.2           Specimen of the 7.05% Junior Subordinated             Filed herewith
              Deferrable Interest Debentures, Series D, of
              The Bank of New York Company, Inc.

4.3           Amended and Restated Trust Agreement, dated           Filed herewith
              as of March 24, 1998, among The Bank of New
              York Company, Inc., as Depositor, The First
              National Bank Of Chicago, as Property Trustee,
              First Chicago Delaware Inc., as Delaware
              Trustee, and the Administrative Trustees named
              therein.

4.4           Specimens of the 7.05% Preferred Securities,          Filed herewith
              Series D, of BNY Capital III.

4.5           Guarantee Agreement, dated as of March 24,            Filed herewith
              1998, by and between The Bank of New York
              Company, Inc., as Guarantor, and The First
              National Bank of Chicago, as Guarantee
              Trustee.


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



4.6           Agreement as to Expenses And Liabilities,             Filed herewith
              dated as of March 24, 1998, between The Bank
              of New York Company, Inc., as the Holder of the
              Common Securities of BNY Capital III, and
              BNY Capital III.


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